UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2015

Mylan N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	333-199861	98-1189497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Albany Gate, Darkes Lane Potters Bar, Herts	EN6 1AG, UNITED KINGDOM
(Address of principal executive offices)	(Zip Code)

+44 (0) 1707 853 000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 27, 2015, Mylan N.V. issued a press release announcing, among other things, the closing of the transactions contemplated by the Amended and Restated Business Transfer Agreement and Plan of Merger, dated as of November 4, 2014, between and among Abbott Laboratories, Mylan Inc., Mylan N.V. (formerly known as New Moon B.V.), and Moon of PA Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Mylan N.V., dated as of February 27, 2015.*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN N.V.

Date: February 27, 2015	By:	/s/ John D. Sheehan
John D. Sheehan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Mylan N.V., dated as of February 27, 2015.*

*	Filed herewith